Eaton Vance High Income Fund

                  Supplement to Prospectus dated March 1, 2002


The following replaces the table and footnote under "Performance Information":


                                                                                      One        Five          Ten
 Average Annual Total Return as of December 31, 2001                                  Year       Years        Years
--------------------------------------------------------------------------------------------------------------------
 Class B Return Before Taxes                                                         - 6.72%     1.55%        6.72%
 Class B Return After Taxes on Distributions                                         -11.00%    -2.34%        2.72%
 Class B Return After Taxes on Distributions and the Sale of Fund Shares             - 3.93%    -0.50%        3.55%
 Class C Return Before Taxes                                                         - 3.13%     1.78%        6.54%
 Merrill Lynch U.S. High Yield Master II Index (reflects no deduction for fees,
  expenses or taxes)                                                                   4.48%     1.14%        7.97%
 CSFB High Yield Index (reflects no deduction for fees, expenses or taxes)             5.80%     3.25%        7.84%


These returns reflect any applicable CDSC for Class B and Class C. After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities.
After-tax returns for Class C shares will vary from the after-tax returns presented for Class B shares. Class B Return After Taxes on Distributions and the Sale of Class B Shares is higher than Class B Return After Taxes on Distributions because of realized losses. The Class C performance shown above for the period prior to June 8, 1994 is the performance of Class B shares, adjusted for the sales charge that applies to Class C shares (but not adjusted for any other differences in the expenses of the classes). Effective November 30, 2002, the Fund's primary benchmark index has been changed from the CSFB High Yield Index to the Merrill Lynch U.S. High Yield Master II Index. The Merrill Lynch U.S. High Yield Master II Index consists of fixed-rate, coupon-bearing bonds with an outstanding par greater than or equal to $50 million, a maturity range greater than or equal to one year and a rating less than BBB/Baa3, but not in default. The CSFB High Yield Index is a market index of high yield corporate bonds. The CSFB High Yield Index has altered the methodology by which the composition and weighting of the Index is determined. Accordingly, the Merrill Lynch U.S. High Yield Master II Index now more accurately reflects the Fund's high-yield investment universe. Investors cannot invest directly in an index. (Source for CSFB High Yield Index returns: TowersData. Source for Merrill Lynch U.S. High Yield Master II Index returns: Bloomberg L.P.).




November 30, 2002                                                           HIPS